Exhibit 99.2

Signature of Reporting Persons:

This statement on Form 3 is filed by Sanderling Venture Partners V, L.P., Sanderling V Biomedical, L.P., Sanderling V Limited Partnership, Sanderling V Beteiligungs GmbH & Co. KG, Sanderling V Ventures Management, Sanderling V Biomedical Co-Investment Fund, L.P., Sanderling Venture Partners V Co-Investment Fund, L.P., Sanderling V Strategic Exit Fund, L.P., Sanderling Venture Partners VI Co-Investment Fund, L.P., and Sanderling VI Beteiligungs GmbH & Co. KG. The principal business address of each of the reporting persons is c/o Sanderling Venture Partners V, L.P., 400 South El Camino Real, Suite 1200, San Mateo, CA 94402. The reporting entities disclaim beneficial ownership of the securities listed herein except to the extent of their pecuniary interest therein.

Sanderling Venture Partners V, L.P.
By:	Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Timothy J. Wollaeger
Timothy J. Wollaeger
Managing Director

Sanderling V Biomedical, L.P.
By:	Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Timothy J. Wollaeger
Timothy J. Wollaeger
Managing Director

Sanderling V Limited Partnership
By:	Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Timothy J. Wollaeger
Timothy J. Wollaeger
Managing Director

Sanderling V Beteiligungs GmbH & Co. KG
By:	Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Timothy J. Wollaeger
Timothy J. Wollaeger
Managing Director

Sanderling Ventures Management V

By:	/s/ Timothy J. Wollaeger
Timothy J. Wollaeger
Owner

Sanderling Venture Partners V Co-Investment Fund, L.P.
By:	Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Timothy J. Wollaeger
Timothy J. Wollaeger
Managing Director

Sanderling V Biomedical Co-Investment Fund, L.P.
By:	Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Timothy J. Wollaeger
Timothy J. Wollaeger
Managing Director

Sanderling Venture Partners VI Co-Investment Fund, L.P.
By:	Middleton, McNeil, Mills & Associates VI, LLC

By:	/s/ Timothy J. Wollaeger
Timothy J. Wollaeger
Managing Director

Sanderling VI Beteiligungs GmbH & Co. KG
By:	Middleton, McNeil, Mills & Associates VI, LLC

By:	/s/ Timothy J. Wollaeger
Timothy J. Wollaeger
Managing Director

Sanderling V Strategic Exit Fund, L.P.
By:	Middleton, McNeil, & Mills Associates V, LLC

By:	/s/ Timothy J. Wollaeger
Timothy J. Wollaeger
Managing Director